FDP SERIES, INC.
Invesco Value FDP Fund
(the “Fund”)

Supplement dated November 17, 2015
to the Statement of Additional Information dated September 28, 2015

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The section entitled “Management and Advisory Arrangements” is revised as set forth below.

The first and second sentences in the subsection entitled “Portfolio Manager Information — Invesco Value FDP Fund” are deleted in their entirety and replaced with the following:

The Invesco Fund’s portfolio is managed within Invesco’s Multi-Cap Value team. Current members of the Multi-Cap Value team include Kevin C. Holt, Devin E. Armstrong, Charles DyReyes and James N. Warwick.

Kevin C. Holt, lead portfolio manager, has been associated with Invesco and/or its affiliates since 2010, had worked for the Fund’s previous sub-adviser, Van Kampen, from 1999 to 2010 and has managed the Fund since its inception. Devin E. Armstrong has been associated with Invesco and/or its affiliates since 2010, had worked for Van Kampen from 2007 to 2010 and has managed the Fund since 2007. Charles DyReyes has been associated with Invesco and/or its affiliates since 2015, had worked for Brandywine Global Investment Management from 2010 to 2015 and has managed the Fund since 2015. James N. Warwick has been associated with Invesco and/or its affiliates since 2010, had worked for Van Kampen from 2002 to 2010 and has managed the Fund since 2007.

The subsection entitled “Portfolio Manager Information — Invesco Value FDP Fund — Other Funds and Accounts Managed by the Portfolio Managers” is deleted in its entirety and replaced with the following:

The following table sets forth information about funds and accounts other than the Invesco Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of May 31, 2015.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Kevin C. Holt	8	$21,558.9	None	None	3,638	$615.7*
Devin E. Armstrong	8	$21,558.9	None	None	3,638	$615.7*
Charles DyReyes**	None	None	None	None	None	None
James N. Warwick	8	$21,558.9	None	None	3,638	$615.7*

*	These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.
**	The portfolio manager began serving on the Fund effective November 9, 2015. Information for the portfolio manager has been provided as of this same date.

None of the funds and accounts managed by the Fund’s management team are subject to a performance fee.

The subsection entitled “Portfolio Manager Information — Invesco Value FDP Fund — Fund Ownership”is deleted in its entirety and replaced with the following:

Information relating to each Portfolio Manager’s beneficial ownership in the Invesco Fund as of May 31, 2015 is set forth in the chart below:

Name of Portfolio Manager	Aggregate Dollar Range of Equity Securities in the Invesco Fund
Kevin C. Holt	Over $1,000,000
Devin E. Armstrong	$500,001-$1,000,000
Charles DyReyes*	None
James N. Warwick	$100,001-$500,000

*	The portfolio manager began serving on the Fund effective November 9, 2015. Information for the portfolio manager has been provided as of this same date.

Shareholders should retain this Supplement for future reference.

SAI-FDPS-1115SUP